SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 6, 2010

RC2 CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-22635	36-4088307
(Commission File Number)	(I.R.S. Employer I.D. Number)

1111 West 22nd Street Suite 320 Oak Brook, Illinois	60523
(Address of Principal Executive Offices)	(Zip Code)

630-573-7200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
                     Compensatory Arrangements of Certain Officers

On May 6, 2010, at the annual meeting of stockholders (the "Annual Meeting") of RC2 Corporation (the "Company"), stockholders approved an amendment to the RC2 Corporation 2005 Stock Incentive Plan (the "Stock Incentive Plan").  The amendment increased the number of shares of the Company's common stock available for awards granted under the Stock Incentive Plan from 2,200,000 shares to 3,180,000 shares, authorized the grant of restricted stock units, added a provision for the grant of restricted stock and restricted stock units as performance-based awards under Section 162(m) of the Internal Revenue Code and made certain other changes.  A copy of the Stock Incentive Plan, as amended, is attached hereto as an exhibit and is incorporated herein by reference.

A summary description of the terms of the Stock Incentive Plan, as amended, is set forth in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 23, 2010.  The section of the definitive proxy statement entitled "Approval of Amendment to 2005 Stock Incentive Plan" is incorporated herein by reference.

On February 24, 2010, the Company granted performance-based restricted stock units to its executive officers contingent upon the approval of the proposed amendment to the Stock Incentive Plan at the Annual Meeting.  With the approval of the amendment to the Stock Incentive Plan at the Annual Meeting, these grants are no longer contingent.  The form of the grant agreement for the performance-based restricted stock units is attached hereto as an exhibit and is incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders

At the Annual Meeting, held on May 6, 2010, the Company's stockholders approved the three proposals listed below.  The matters voted upon, including the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, were as follows:

Proposal 1:     Elect ten directors to serve until the 2011 annual meeting of stockholders.

Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Robert E. Dods	19,030,093	324,295	–	831,034
John S. Bakalar	17,977,041	1,377,347	–	831,034
John J. Vosicky	17,922,141	1,432,247	–	831,034
Curtis W. Stoelting	19,043,179	311,209	–	831,034
Paul E. Purcell	19,119,685	234,703	–	831,034
Thomas M. Collinger	19,124,099	230,289	–	831,034
Michael J. Merriman, Jr.	18,996,639	357,749	–	831,034
Linda A. Huett	18,017,125	1,337,263	–	831,034
Peter J. Henseler	19,043,451	310,937	–	831,034
Joan K. Chow	19,130,315	224,073	–	831,034

Proposal 2:     Approve the amendment of the Stock Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,420,843	8,912,330	21,215	831,034

Proposal 3.     Ratify the appointment of KPMG LLP, independent registered public accounting firm, as the independent auditors of the Company for the fiscal year ending on December 31, 2010.

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,939,790	224,008	21,624	–

Section 9 – Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit 99.1 – RC2 Corporation 2005 Stock Incentive Plan, as amended.

Exhibit 99.2 – Form of Performance-Based Restricted Stock Unit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, RC2 Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RC2 CORPORATION
Date:  May 10, 2010
BY /s/ Peter A. Nicholson
           Peter A. Nicholson,
           Chief Financial Officer